UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-23059

CLOUGH FUNDS TRUST

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Karen S. Gilomen, Secretary

Clough Funds Trust

1290 Broadway, Suite 1100

Denver, CO 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 623-2577

Date of fiscal year end: October 31

Date of reporting period: January 31, 2019

Item 1 – Schedule of Investments.

The Schedule of Investments is included herewith.

CLOUGH FUNDS TRUST-CLOUGH GLOBAL LONG/SHORT FUND

STATEMENT OF INVESTMENTS

January 31, 2019 (UNAUDITED)

	Shares	Value
COMMON STOCKS 81.59%
Communication Services 6.94%
China Mobile, Ltd.	37,000	$388,052
China Tower Corp., Ltd. - Class H(a)	1,798,000	384,934
GCI Liberty, Inc. - Class A(a)(b)	10,371	527,884
iQIYI, Inc. - ADR(a)	13,900	279,668
Momo, Inc. - ADR(a)	9,000	273,870
Netflix, Inc.(a)	1,090	370,055
Nintendo Co., Ltd.	1,279	397,233
T-Mobile US, Inc.(a)(b)	11,000	765,820
Zayo Group Holdings, Inc.(a)	9,400	258,030
		3,645,546

Consumer Discretionary 17.49%
Alibaba Group Holding, Ltd. - Sponsored ADR(a)	4,890	823,916
Amazon.com, Inc.(a)(b)	229	393,589
ANTA Sports Products, Ltd.	148,300	766,338
At Home Group, Inc.(a)	12,000	264,480
Carter's, Inc.	3,150	261,135
Carvana Co.(a)(b)	19,800	735,570
Children's Place, Inc.	2,600	251,576
DR Horton, Inc.(b)	15,160	582,902
Floor & Decor Holdings, Inc. - Class A(a)	8,500	291,465
Galaxy Entertainment Group, Ltd.	79,000	543,637
Home Depot, Inc.	2,900	532,237
Lennar Corp. - Class A(b)	14,319	679,007
Pinduoduo, Inc. - ADR(a)	14,000	408,940
Pool Corp.	3,400	509,694
PulteGroup, Inc.(b)	15,173	421,961
RH(a)	5,000	679,350
Service Corp. International	12,636	542,337
Wayfair, Inc. - Class A(a)	4,620	505,705
		9,193,839

Consumer Staples 2.07%
Estee Lauder Cos., Inc. - Class A	3,300	450,186
Orion Corp.	6,250	637,554
		1,087,740

	Shares	Value
Financials 12.14%
Bank of America Corp.	30,250	$861,217
China Life Insurance Co., Ltd. - Class H	123,000	303,144
Citigroup, Inc.	12,449	802,463
First Republic Bank	6,200	599,106
Golub Capital BDC, Inc.	30,000	548,400
Granite Point Mortgage Trust, Inc.(b)	38,600	753,472
JPMorgan Chase & Co.(b)	6,200	641,700
Morgan Stanley(b)	21,133	893,926
Ping An Insurance Group Co. of China, Ltd. - Class H	26,300	254,382
Starwood Property Trust, Inc.	32,700	722,016
		6,379,826
Health Care 20.80%
Align Technology, Inc.(a)(b)	2,840	707,018
Amgen, Inc.	3,510	656,756
Anthem, Inc.	1,320	399,960
Apellis Pharmaceuticals, Inc.(a)(b)	35,600	498,400
BeiGene, Ltd. - ADR(a)	2,200	284,856
Biogen, Inc.(a)	1,233	411,551
BioMarin Pharmaceutical, Inc.(a)	8,236	808,528
Cigna Corp.	1,340	267,745
Correvio Pharma Corp.(a)	137,570	507,633
CRISPR Therapeutics AG(a)	25,600	830,208
Elanco Animal Health, Inc.(a)	8,300	242,194
Equillium, Inc.(a)	17,200	151,188
Galapagos NV - Sponsored ADR(a)	3,083	316,439
GW Pharmaceuticals PLC - ADR(a)	4,221	602,548
Humana, Inc.	1,085	335,254
IDEXX Laboratories, Inc.(a)	1,300	276,614
Idorsia, Ltd.(a)(c)	19,294	332,545
Illumina, Inc.(a)	1,555	435,074
Intra-Cellular Therapies, Inc.(a)	18,300	220,332
Johnson & Johnson	1,550	206,274
Teladoc Health, Inc.(a)(b)	11,500	738,300
UnitedHealth Group, Inc.	930	251,286
Veracyte, Inc.(a)	36,600	665,754
Vertex Pharmaceuticals, Inc.(a)	2,912	555,930
WaVe Life Sciences, Ltd.(a)	6,100	227,225
		10,929,612

Industrials 2.16%
China Railway Construction Corp., Ltd. - Class H	450,500	624,614
TransDigm Group, Inc.(a)	1,300	508,300
		1,132,914

	Shares	Value
Information Technology 16.88%
Apple, Inc.(b)	3,709	$617,326
Broadcom, Ltd.(b)	1,940	520,405
Cypress Semiconductor Corp.	18,500	256,595
Guidewire Software, Inc.(a)	5,000	433,400
Inphi Corp(a)	8,300	327,352
KLA-Tencor Corp.	2,400	255,768
Lam Research Corp.	1,540	261,153
Lumentum Holdings, Inc.(a)	7,800	381,498
Marvell Technology Group, Ltd.	14,100	261,273
Micron Technology, Inc.(a)	13,200	504,504
Microsoft Corp.(b)	4,900	511,707
Mimecast, Ltd.(a)	13,200	495,924
NXP Semiconductors NV	3,000	261,090
Pluralsight, Inc. - Class A(a)	7,300	218,854
Proofpoint, Inc.(a)	1,400	142,618
RingCentral, Inc. - Class A(a)	2,900	268,076
salesforce.com, Inc.(a)(b)	3,510	533,415
Samsung Electronics Co., Ltd.	20,050	831,625
ServiceNow, Inc.(a)	1,030	226,621
Visa, Inc. - Class A	4,650	627,796
WNS Holdings, Ltd. - ADR(a)	11,100	541,569
Xilinx, Inc.	3,500	391,790
		8,870,359

Materials 1.23%
Anhui Conch Cement Co., Ltd. - Class H	120,000	648,388

Real Estate 1.88%
China Resources Land, Ltd.	36,000	139,923
Redfin Corp.(a)(b)	16,200	289,818
SBA Communications Corp.(a)	3,050	556,717
		986,458

TOTAL COMMON STOCKS
(Cost $39,551,945)		42,874,682

SHORT-TERM INVESTMENTS 16.48%
Money Market Funds 16.48%
BlackRock Liquidity Funds, T-Fund Portfolio - Institutional Class (2.243% 7-day yield)	8,662,604	8,662,604

TOTAL SHORT-TERM INVESTMENTS
(Cost $8,662,604)		8,662,604

	Shares	Value
Total Investments - 98.07%
(Cost $48,214,549)		$51,537,286

Other Assets in Excess of Liabilities - 1.93%(d)		1,010,621

NET ASSETS - 100.00%		$52,550,370

SCHEDULE OF SECURITIES SOLD SHORT(a)	Shares	Value
COMMON STOCKS (13.03%)
Consumer Discretionary (2.05%)
Dick's Sporting Goods, Inc.	(15,080)	(532,475)
Williams-Sonoma, Inc.	(9,960)	(542,123)
		(1,074,598)

Consumer Staples (1.06%)
Walgreens Boots Alliance, Inc.	(7,700)	(556,402)

Financials (4.27%)
American Express Co.	(5,053)	(518,943)
Deutsche Bank AG	(51,500)	(457,320)
Mediobanca Banca di Credito Finanziario SpA	(63,556)	(552,581)
Santander Consumer USA Holdings, Inc.	(10,500)	(200,130)
UniCredit SpA	(44,795)	(517,236)
		(2,246,210)

Health Care (2.84%)
Alexion Pharmaceuticals, Inc.	(4,200)	(516,432)
Cardinal Health, Inc.	(12,400)	(619,628)
McKesson Corp.	(2,781)	(356,663)
		(1,492,723)

Industrials (0.92%)
Stericycle, Inc.	(11,000)	(484,880)

Information Technology (1.89%)
AU Optronics Corp. - Sponsored ADR	(123,534)	(473,135)
International Business Machines Corp.	(3,860)	(518,861)
		(991,996)

TOTAL COMMON STOCKS
(Proceeds $7,552,575)		(6,846,809)

TOTAL SECURITIES SOLD SHORT
(Proceeds $7,552,575)		$(6,846,809)

(a)	Non-income producing security.

(b)	Pledged security; a portion or all of the security is pledged as collateral for securities sold short. As of January 31, 2019, the aggregate market value of those securities was $2,974,493, representing 5.66% of net assets. (See Note 1)
(c)	Security exempt from registration of the Securities Act of 1933. These securities may be resold in transactions exempt from registration under Rule 144A, normally to qualified institutional buyers. As of January 31, 2019, the aggregate value of those securities was $332,545 or 0.63% of net assets.
(d)	Includes cash which is being held as collateral for total return swap contracts and securities sold short.

TOTAL RETURN SWAP CONTRACTS

	Reference	Notional	Floating Rate	Floating	Termination	Market	Net Unrealized
Counter Party	Entity/Obligation	Amount	Paid by the Fund	Rate Index	Date	Value	Appreciation
Morgan Stanley	Banco Santander SA	$(629,752)	1D FEDEF - 50 bps	1 D FEDEF	5/20/2020	$(548,671)	$81,081
Morgan Stanley	Kweichow Moutai Co., Ltd.	772,750	1D FEDEF + 250 BPS	1 D FEDEF	5/29/2020	833,011	60,261
		$142,998				$284,340	$141,342

	Reference	Notional	Floating Rate	Floating	Termination	Market	Net Unrealized
Counter Party	Entity/Obligation	Amount	Paid by the Fund	Rate Index	Date	Value	Depreciation
Morgan Stanley	Jiangsu Yanghe Brewery	$561,397	1D FEDEF + 255 bps	1 D FEDEF	10/01/2020	$443,926	$(117,471)
		$561,397				$443,926	$(117,471)

Investment Abbreviations:

1D FEDEF - Federal Funds Effective Rate (Daily)

For Fund compliance purposes, the Fund’s sector classifications refer to any one of the sector sub-classifications used by one or more widely recognized market indexes, and/or as defined by the Fund's management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease. Sectors are shown as a percent of net assets. These sector classifications are unaudited.

See Notes to Quarterly Statement of Investments.

CLOUGH FUNDS TRUST – CLOUGH GLOBAL LONG/SHORT FUND

NOTES TO QUARTERLY STATEMENT OF INVESTMENTS

jANUARY 31, 2019 (UNAUDITED)

1. Organization and SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

Clough Funds Trust (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized under the laws of the state of Delaware on March 17, 2015. The Trust currently offers shares of beneficial interest (“shares”) of the Clough Global Long/Short Fund (the “Fund”). The Fund’s commencement date is September 30, 2015. The Fund is a diversified investment company with an investment objective to seek to provide long-term capital appreciation. The Fund currently offers four Classes of shares: Class I, Investor Class, Class A and Class C. Prior to December 1, 2017, Investor Class shares were named Class A shares. On June 29, 2018, a new Class A commenced operations. Each share class of the Fund represents an investment in the same portfolio of securities, but each share class has its own expense structure. As of January 31, 2019, approximately 46% of the Fund is owned by affiliated parties. The Board of Trustees (the “Board”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

The following is a summary of significant accounting policies followed by the Fund. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of the Statement of Investments in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Statement of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Statement of Investments may differ from the value the Fund ultimately realizes upon sale of the securities. The Fund is considered an investment company for financial reporting purposes under GAAP and follows the accounting and reporting guidance applicable to investment companies as codified in Accounting Standard Codification (“ASC”) 946 – Investment Companies.

The net asset value (“NAV”) per share of the Fund is determined no less frequently than daily, on each day that the New York Stock Exchange (“NYSE” or the “Exchange”) is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). Trading may take place in foreign issues held by the Fund at times when the Fund is not open for business. As a result, the Fund’s NAV may change at times when it is not possible to purchase or sell shares of the Fund.

Investment Valuation: Securities held by the Fund for which exchange quotations are readily available are valued at the last sale price, or if no sale price or if traded on the over-the-counter market, at the mean of the bid and asked prices on such day. Most securities listed on a foreign exchange are valued at the last sale price at the close of the exchange on which the security is primarily traded. In certain countries market maker prices are used since they are the most representative of the daily trading activity. Market maker prices are usually the mean between the bid and ask prices. Certain markets are not closed at the time that the Fund prices its portfolio securities. In these situations, snapshot prices are provided by the individual pricing services or other alternate sources at the close of the NYSE as appropriate. Securities not traded on a particular day are valued at the mean between the last reported bid and the asked quotes, or the last sale price when appropriate; otherwise fair value will be determined by the board-appointed fair valuation committee. Debt securities for which the over-the-counter market is the primary market are normally valued on the basis of prices furnished by one or more pricing services or dealers at the mean between the latest available bid and asked prices. As authorized by the Board, debt securities (including short-term obligations that will mature in 60 days or less) may be valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of securities or a matrix method which considers yield or price of comparable bonds provided by a pricing service. Total return swaps are priced based on valuations provided by a Board approved independent third party pricing agent. If a total return swap price cannot be obtained from an independent third party pricing agent the Fund shall seek to obtain a bid price from at least one independent and/or executing broker.

If the price of a security is unavailable in accordance with the aforementioned pricing procedures, or the price of a security is unreliable, e.g., due to the occurrence of a significant event, the security may be valued at its fair value determined by management pursuant to procedures adopted by the Board. For this purpose, fair value is the price that the Fund reasonably expects to receive on a current sale of the security. Due to the number of variables affecting the price of a security, however; it is possible that the fair value of a security may not accurately reflect the price that the Fund could actually receive on a sale of the security.

A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 – Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used as of January 31, 2019, in valuing the Fund’s investments carried at value.

Clough Global Long/Short Fund

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$42,874,682	$–	$–	$42,874,682
Short-Term Investments	8,662,604			8,662,604
TOTAL	$51,537,286	$–	$–	$51,537,286

Other Financial Instruments
Assets
Total Return Swap Contracts**	$–	$141,342	$–	$141,342
Liabilities
Securities Sold Short
Common Stocks	(6,846,809)	–	–	(6,846,809)
Total Return Swap Contracts**	–	(117,471)	–	(117,471)
TOTAL	$(6,846,809)	$23,871	$–	$(6,822,938)

*	For detailed sector descriptions, see the accompanying Statement of Investments.
**	Swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date.

In the event a Board approved independent pricing service is unable to provide an evaluated price for a security or Clough Capital Partners L.P. (the “Adviser” or “Clough Capital”) believes the price provided is not reliable, securities of the Fund will be valued at fair value as described above. In these instances the Adviser may seek to find an alternative independent source, such as a broker/dealer to provide a price quote, or by using evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3).

On a monthly basis, the Fair Value Committee of the Fund meets and discusses securities that have been fair valued during the preceding month in accordance with the Fund’s Fair Value Procedures and reports quarterly to the Board on the results of those meetings.

For the period ended January 31, 2019, the Fund did not have significant unobservable inputs (Level 3) used in determining fair value.Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

Foreign Securities: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a foreign currency spot contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

A foreign currency spot contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency spot contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing forward foreign currency exchange rates. These spot contracts are used by the broker to settle investments denominated in foreign currencies.

Exchange Traded Funds: The Fund may invest in exchange traded funds (“ETFs”), which are funds whose shares are traded on a national exchange. ETFs may be based on underlying equity or fixed income securities, as well as commodities or currencies. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit then sells the individual shares on a secondary market. Although similar diversification benefits may be achieved through an investment in another investment company, ETFs generally offer greater liquidity and lower expenses. Because an ETF incurs its own fees and expenses, shareholders of a Fund investing in an ETF will indirectly bear those costs. Such Funds will also incur brokerage commissions and related charges when purchasing or selling shares of an ETF. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a securities exchange throughout the trading day at market prices that are generally close to the NAV of the ETF.

Short Sales: The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale.

The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. The Fund will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current value of the security sold short. The Fund is obligated to pay interest to the broker for any debit balance of the margin account relating to short sales.

The Fund may also sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box). In a short sale against-the-box, the short seller is exposed to the risk of being forced to deliver stock that it holds to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock. The Fund expects normally to close its short sales against-the-box by delivering newly acquired stock.

Derivative Instruments and Hedging Activities: The following discloses the Fund’s use of derivative instruments and hedging activities.

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivative contracts, including, but not limited to, forward foreign currency contracts, futures, options and swaps. The Fund may use derivatives, among other reasons, as part of the Fund’s investment strategy, to attempt to employ its currency strategies, to seek to hedge against foreign exchange risk, and to gain access to foreign markets.

Risk of Investing in Derivatives: The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease or hedge exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to its investment objective, but the additional risks from investing in derivatives. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

Market Risk Factors: In addition, in pursuit of its investment objectives, the Fund may seek to use derivatives, which may increase or decrease exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Futures Contracts: The Fund may enter into futures contracts. A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract) for a set price at a future date. If the Fund buys a security futures contract, the Fund enters into a contract to purchase the underlying security and is said to be "long" under the contract. If the Fund sells a security futures contact, the Fund enters into a contract to sell the underlying security and is said to be "short" under the contract. The price at which the contract trades (the "contract price") is determined by relative buying and selling interest on a regulated exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Such payables or receivables are recorded for financial statement purposes as variation margin payable or variation margin receivable by the Fund. The Fund pledges cash or liquid assets as collateral to satisfy the current obligations with respect to futures contracts.

The Fund enters into such transactions for hedging and other appropriate risk-management purposes or to increase return. While the Fund may enter into futures contracts for hedging purposes, the use of futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, the Fund had insufficient cash, it might have to sell a portion of its underlying portfolio of securities in order to meet daily variation margin requirements on its futures contracts or options on futures contracts at a time when it might be disadvantageous to do so. There may be an imperfect correlation between the Fund’s portfolio holdings and futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss.

Futures contract transactions may result in losses substantially in excess of the variation margin. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in the Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, the Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees the futures contracts against default. The Fund did not invest in any futures contracts as of July 31, 2018.

Swaps: During the period, the Fund engaged in total return swaps. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Fund may utilize swap agreements as a means to gain exposure to certain assets and/or to “hedge” or protect the Fund from adverse movements in securities prices or interest rates. The Fund is subject to equity risk and interest rate risk in the normal course of pursuing its investment objective through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover the Fund’s exposure to the counterparty. The Fund pledges cash or liquid assets as collateral to satisfy the current obligations with respect to swap contracts.

During the period ended January 31, 2019, the Fund invested in swap agreements consistent with the Fund’s investment strategies to seek to hedge against foreign exchange risk or to gain exposure to certain markets or indices.

Counterparty Risk: The Fund runs the risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter derivatives contract or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to make timely principal, interest, or settlement payments or otherwise honor its obligations. In addition, to the extent that the Fund uses over-the-counter derivatives, and/or has significant exposure to a single counterparty, this risk will be particularly pronounced for the Fund.

Other Risk Factors: Investing in the Fund may involve certain risks including, but not limited to, the following:

Unforeseen developments in market conditions may result in the decline of prices of, and the income generated by, the securities held by the Fund. These events may have adverse effects on the Fund such as a decline in the value and liquidity of many securities held by the Fund, and a decrease in net asset value. Such unforeseen developments may limit or preclude the Funds’ ability to achieve their investment objective.

Investing in stocks may involve larger price fluctuation and greater potential for loss than other types of investments. This may result in the securities held by the Fund being subject to larger short-term declines in value compared to other types of investments.

The Fund may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Investments in securities of non-U.S. issuers have unique risks not present in securities of U.S. issuers, such as greater price volatility and less liquidity.

 Item 2 - Controls and Procedures.

(a)	The registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date.

(b)	There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 3 – Exhibits.

(a)	Separate certifications for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Ex99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CLOUGH FUNDS TRUST

By:	/s/ Edmund J. Burke
Edmund J. Burke
President/Principal Executive Officer

Date:	March 29, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

CLOUGH FUNDS TRUST

By:	/s/ Edmund J. Burke
Edmund J. Burke
President/Principal Executive Officer

Date:	March 29, 2019

By:	/s/ Jill Kerschen
Jill Kerschen
Treasurer/Principal Financial Officer

Date:	March 29, 2019